UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015

21st CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 4, 2015, 21st Century Oncology Holdings, Inc. (the “Company”) appointed LeAnne M. Stewart as Chief Financial Officer of the Company, effective September 14, 2015.

Ms. Stewart, age 50, previously served as Chief Financial Officer of CRC Health Group (“CRC”), a private equity sponsored behavioral health organization, from July 2011 to February 2015.  In February 2015, CRC was sold to a strategic buyer.  Previously, Ms. Stewart was Senior Vice President and Chief Financial Officer of Granite Construction from 2008 to 2010.  From 1999 through 2007, Ms. Stewart held various roles at Nash Finch Company, including Senior Vice President and Chief Financial Officer from 2004 to 2007 and Vice President and Corporate Controller from 2000 to 2004.  She was a Trustee for the College of St. Benedict from 2005 until 2014 and continues to serve as an ad hoc committee member.  Ms. Stewart began her career at Ernst & Young in 1987, the same year that she became a Certified Public Accountant.  Ms. Stewart became a Certified Management Accountant in 1992.  She received a B.A. in Accounting from the College of St. Benedict in 1987 and an M.B.A. in Business Administration from the Wharton School at the University of Pennsylvania in 1997.

Pursuant to the terms of an executive employment agreement, dated September 4, 2015, by and among the Company, 21st Century Oncology, Inc. and Ms. Stewart, effective September 14, 2015, Ms. Stewart will receive an annual base salary of $475,000 and an annual performance-based incentive bonus with a target of up to 85% of her base salary, to be earned based on objectives to be defined by the Company’s Compensation Committee, beginning in 2016. Ms. Stewart will also be guaranteed a bonus of 40% of her base salary in year one. The bonus amount will be earned upon completion of the performance period and payable on or before March 15 of the year following the performance period.

The initial term of Ms. Stewart’s employment will be three years, and shall be automatically extended for successive one year renewal periods unless either the Company or Ms. Stewart opt otherwise.

As soon as is reasonably practicable following the start of Ms. Stewart’s employment, she will be granted an equity award in 21st Century Oncology Investments, LLC (“Investments, LLC”) as a Class E Member.

The foregoing description of Ms. Stewart’s executive employment agreement is qualified in its entirety by the text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
10.1	Executive Employment Agreement dated September 4, 2015, by and between 21st Century Oncology Holdings, Inc., 21st Century Oncology, Inc. and LeAnne M. Stewart.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: September 4, 2015	By:	/s/ Joseph Biscardi
		Name:	Joseph Biscardi
		Title:	Senior Vice President, Assistant Treasurer, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Employment Agreement dated September 4, 2015, by and between 21st Century Oncology Holdings, Inc., 21st Century Oncology, Inc. and LeAnne M. Stewart.